The Sentinel Funds

Class A, Class C, Class I, Class R3, Class R6 and Class S

Supplement dated January 11, 2016

to the Prospectus dated March 30, 2015, as supplemented to date

Sentinel Mid Cap Fund — Reorganization

The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Mid Cap Reorganization”) of the Sentinel Mid Cap Fund (the “Mid Cap Fund”), a series of the Corporation, into the Sentinel Small Company Fund (the “Small Company Fund”), also a series of the Corporation (the Mid Cap Fund and the Small Company Fund are referred to together as the “Funds”).  The two Funds pursue identical investment objectives and similar investment strategies.

Under the terms of the Mid Cap Reorganization, the Mid Cap Fund will transfer substantially all of its assets and substantially all of its liabilities to the Small Company Fund in exchange for newly-issued shares of the Small Company Fund.   Immediately after receiving the Small Company Fund shares, the Mid Cap Fund will distribute these shares to its shareholders in the liquidation of the Mid Cap Fund.   Mid Cap Fund shareholders will receive the same class of shares of the Small Company Fund and a net asset value equal to the net asset value of the Mid Cap Fund shares they held immediately prior to the Mid Cap Reorganization.

Shareholders of the Mid Cap Fund will be receiving a disclosure statement relating to the Mid Cap Reorganization, which describes in more detail the Small Company Fund and the terms of the Mid Cap Reorganization.

No shareholder vote is required to complete the Mid Cap Reorganization.

It is anticipated that the Mid Cap Reorganization will be consummated on or about March 24, 2016, provided that the conditions precedent to the Mid Cap Reorganization have been satisfied or waived.

Sentinel Sustainable Mid Cap Opportunities Fund — Reorganization

The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Sustainable Reorganization”) of the Sentinel Sustainable Mid Cap Opportunities Fund (the “Sustainable Mid Cap Fund”), a series of the Corporation, into the Sentinel Sustainable Core Opportunities Fund (the “Sustainable Core Fund”), also a series of the Corporation (the Sustainable Mid Cap Fund and the Sustainable Core Fund are referred to together as the “Sustainable Funds”).  The two Sustainable Funds pursue substantially similar investment objectives.  Although the strategies used to achieve the Sustainable Funds’ respective investment objectives differ in some respects, both Sustainable Funds employ a process of sustainable and responsible investing.

Under the terms of the Sustainable Reorganization, the Sustainable Mid Cap Fund will transfer substantially all of its assets and substantially all of its liabilities to the Sustainable Core Fund in exchange for newly-issued shares of the Sustainable Core Fund.  Immediately after receiving the Sustainable Core Fund shares, the Sustainable Mid Cap Fund will distribute these shares to its shareholders in the liquidation of the Sustainable Mid Cap Fund.  Sustainable Mid Cap Fund shareholders will receive the same class of shares of the Sustainable Core Fund and a net asset value equal to the net asset value of the Sustainable Mid Cap Fund shares they held immediately prior to the Sustainable Reorganization.

Shareholders of the Sustainable Mid Cap Fund will be receiving a disclosure statement relating to the Sustainable Reorganization, which describes in more detail the Sustainable Core Fund and the terms of the Sustainable Reorganization.

No shareholder vote is required to complete the Sustainable Reorganization.

It is anticipated that the Sustainable Reorganization will be consummated on or about March 24, 2016, provided that the conditions precedent to the Sustainable Reorganization have been satisfied or waived.